UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2018
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NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02. Results of Operations and Financial Condition.
On August 28, 2018, NCI issued a press release (the “Press Release”) announcing NCI’s financial results for the third fiscal quarter ended July 29, 2018. A copy of the Press Release is attached as Exhibit 99.1.
Additionally, attached hereto as Exhibit 99.2 is a supplemental operational and financial presentation with the results for the third quarter ended July 29, 2018 and forward-looking statements relating to the fourth fiscal quarter and the fiscal year ending October 28, 2018 (the “Supplemental Presentation”). The Supplemental Presentation will be posted on the company’s website, www.ncibuildingsystems.com, on August 28, 2018.
NCI’s Press Release and Supplemental Presentation include Adjusted EBITDA, Adjusted Operating Income, Adjusted Net Income Applicable to Common Shares, Adjusted Net Income Per Diluted Common Share and Backlog, which are non-GAAP financial measures. Adjusted EBITDA excludes restructuring and impairment charges, strategic development and acquisition related costs, (gain) loss on disposition of business, acceleration of CEO retirement benefits, loss on sale of assets and asset recovery, share-based compensation, gain on insurance recovery, unreimbursed business interruption costs, and goodwill impairment. Adjusted Operating Income excludes restructuring and impairment charges, strategic development and acquisition related costs, (gain) loss on disposition of business, acceleration of CEO retirement benefits, loss on sale of assets and asset recovery, gain on insurance recovery, unreimbursed business interruption costs, and goodwill impairment. Adjusted Net Income Applicable to Common Shares and Adjusted Net Income Per Diluted Common Share exclude loss on extinguishment of debt, (gain) loss on disposition of business, restructuring and impairment charges, strategic development and acquisition related costs, acceleration of CEO retirement benefits, gain on insurance recovery, discrete tax effects of U.S. Tax Reform, and the tax effect of the applicable non-GAAP adjustments. Adjusted EBITDA is calculated based on the terms contained in NCI’s term loan credit agreement. Backlog represents the estimated amounts under contractual agreements for products expected to be delivered to our customers under the contractual terms.
Adjusted EBITDA, Adjusted Operating Income, Adjusted Net Income Applicable to Common Shares, Adjusted Net Income Per Diluted Common Share and Backlog are measures used by management and, therefore, provided to investors to provide comparability between periods of underlying operational results. Adjusted EBITDA, Adjusted Operating Income, Adjusted Net Income Applicable to Common Shares, Adjusted Net Income Per Diluted Common Share and Backlog should not be considered in isolation or as substitutes for net income, operating income, net income applicable to common shares, net income per diluted common share or revenue determined in accordance with generally accepted accounting principles in the United States. The non-GAAP financial measures and reconciliations thereof to the most directly comparable measures prepared in accordance with generally accepted accounting principles are included in the Press Release furnished as Exhibit 99.1 hereto and the Supplemental Presentation attached hereto as Exhibit 99.2.
The information in this Item 2.02, and in Exhibit 99.1 and Exhibit 99.2 which are attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 28, 2018
99.2	Supplemental Presentation dated August 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Bradley S. Little
	Name:	Bradley S. Little
	Title:	Vice President, Finance and Chief Accounting Officer, Interim Chief Financial Officer and Treasurer

Date: August 28, 2018